                                                               EXHIBIT 14(d)(1)

403(b) PLAN                                             [AIM LOGO APPEARS HERE]
ACCOUNT APPLICATION
To open your AIM 403(b) Plan account.

Employer mail to: A I M Fund Services, Inc., P.O. Box 4399, Houston, TX
                  77210-4399. Phone: 800-959-4246

ALL sections must be fully completed.
--------------------------------------------------------------------------------
1.   EMPLOYEE INFORMATION (please print)

     Participant
                  ---------------------------------    Birth Date     /     /
                  First Name    Middle    Last Name               ---- ---- ---
     Address
             -------------------------------------------------------------------
             Street     City                        State               Zip Code
     Social Security #                      Daytime Telephone
                      --------------------                   -------------------
     Employer
             -------------------------------------------------------------------
--------------------------------------------------------------------------------
 2. INVESTMENT INFORMATION (Minimum investment in any AIM Fund is $25 per pay period per Fund.)

     CONTRIBUTIONS:
     [ ] I will be making salary-deferral contributions in the amount of
         $_______________ or______% of compensation.
     [ ] This is a transfer of 403(b) assets only; no salary-deferral contribution will be made at this time.

     Each contribution to the Custodial Account shall be invested in the following AIM Funds in the amounts specified.


     EQUITY FUNDS          $ OR % OF ASSETS     CLASS OF SHARES      FIXED INCOME FUNDS      $ OR % OF ASSETS   CLASS OF SHARES
                                                  (CHECK ONE)                                                   (CHECK ONE)

     AIM Blue Chip Fund      $                Class [ ] A [ ] B     AIM Balanced Fund       $               Class [ ] A [ ] B
                              ------------                                                   ------------
     AIM Capital                                                    AIM Global Income Fund  $               Class [ ] A [ ] B
      Development Fund       $                Class [ ] A [ ] B                              ------------
                              ------------                          AIM Intermediate
     AIM Charter Fund        $                Class [ ] A [ ] B       Government Fund       $               Class [ ] A [ ] B
                              ------------                                                   ------------
                                                                    AIM High Yield Fund     $               Class [ ] A [ ] B
     AIM Global Aggressive                                                                   ------------
      Growth Fund            $                Class [ ] A [ ] B     AIM Income Fund         $               Class [ ] A [ ] B
                              ------------                                                   ------------
     AIM Global Growth Fund  $                Class [ ] A [ ] B
                              ------------                          AIM Limited Maturity
     AIM Constellation Fund  $                Class [ ] A             Treasury Shares       $               Class [ ] A
                              ------------                                                   ------------
     AIM Growth Fund         $                Class [ ] A [ ] B     MONEY MARKET FUNDS      $
                              ------------                                                   ------------
                                                                    AIM Money Market Fund   $               Class [ ] A [ ] B [ ] C
     AIM International                                                                       ------------
      Equity Fund            $                Class [ ] A [ ] B       Total                 $
                              ------------                                                   ------------
     AIM Global Utilities
      Fund                   $                Class [ ] A [ ] B
                              ------------
     AIM Value Fund          $                Class [ ] A [ ] B
                              ------------
     AIM Weingarten Fund     $                Class [ ] A [ ] B
                              ------------


     If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where Class C Shares will be purchased.

     BILLING: PLEASE CONFIRM WITH YOUR EMPLOYER THAT THIS IS REQUIRED BEFORE COMPLETING THIS SECTION. MY EMPLOYER HAS REQUESTED THAT AIM FORWARD A BILLING EACH MONTH FOR SUBMISSION OF MY ON-GOING SALARY-DEFERRAL CONTRIBUTION. (NOTE: BILLING IS ONLY AVAILABLE WHEN AN ORGANIZATION HAS 10 OR MORE 403(B) PARTICIPANTS WITH AIM.)
     PLEASE REMIT THE BILLING TO:

     Employer's Name                              Attention
                     --------------------------             -------------------
     Address                                      Telephone
             ----------------------------------             -------------------
--------------------------------------------------------------------------------
3.   ACCOUNT OPTIONS

     Please indicate options you desire, if any.

     TELEPHONE EXCHANGE PRIVILEGE. Unless indicated below, I authorize the Transfer Agent to accept from any person instructions to exchange shares in my account(s) by telephone for shares of other AIM Funds within the same Class of Shares, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [ ] I DO NOT want the telephone exchange privilege.

     REDUCED SALES CHARGE (optional/available for Class A shares only)

     Right of Accumulation
     I apply for Right of Accumulation reduced sales charges based on the following accounts in The AIM Family of Funds(--Registered Trademark--):

     Fund(s)                            Account No(s).
            ---------------------------               -------------------------

     LETTER OF INTENT

     I agree to the Letter of Intent provisions in the prospectus. I plan to invest during a 13-month period a dollar amount of at least:
     [ ]$25,000  [ ]$50,000  [ ]$100,000  [ ]$250,000 [ ]$500,000  [ ]$1,000,000
--------------------------------------------------------------------------------
4.   BENEFICIARY DESIGNATION

     Primary Beneficiary:
     I hereby designate the following individual(s) to receive the full value of the assets of my 403(b) plan with A I M Distributors, Inc. upon my death. This revokes any and all prior Beneficiary Designations made by me and filed with the Custodian. (If you designate a beneficiary other than your spouse, your spouse must acknowledge the designation by signing this form.)

     Full Name
              ------------------------------------------------------------------
     Address
             -------------------------------------------------------------------
     Social Security #
                      ----------------------------------------------------------
     Relationship
                 ---------------------------------------------------------------
     Percentage of Assets
                         -------------------------------------------------------

     Please complete and sign the beneficiary designation. We cannot accept this application without proper designation of beneficiary. If you wish to identify additional or contingent beneficiaries, please attach a separate letter identifying the same information requested above.

--------------------------------------------------------------------------------
5.   AUTHORIZATION AND SIGNATURE

     I hereby adopt the A I M Distributors, Inc. 403(b)(7) Custodial Agreement appointing Boston Safe Deposit and Trust Company as Custodian. I have received and read the current prospectus of the investment company(ies) selected in this agreement and have read and understand the 403(b)(7) custodial agreement and consent to the custodial account fee as specified. I understand that an annual AIM 403(b)(7) Maintenance Fee (currently $10) will be deducted in early December from my 403(b)(7) Fund account.
        Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification. Please refer to the Fund prospectus for complete instructions regarding backup withholding. Under the penalties of perjury, I certify that (i) the number shown in Section 1 is my correct Social Security/Taxpayer Identification Number and (ii) I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement [403(b)(7)], and payments other than interest and dividends).

     Certification Instructions-You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return.
     [ ] Exempt from Backup Withholding (i.e. exempt entity as described in the prospectus)
     [ ] Nonresident alien [Form(s) W-8 attached]

     Your Signature                                           Date     /   /
                   -------------------------------------------      --- --- ---
--------------------------------------------------------------------------------
6.   BROKER/DEALER INFORMATION:

     Name of Broker/Dealer Firm
                               -------------------------------------------------
     Branch Address
                   -------------------------------------------------------------
     Rep. Name and Number
                         -------------------------------------------------------
     Rep. Signature
                   -------------------------------------------------------------
     Rep. Telephone
                   ----------------------






12   [AIM LOGO APPEARS HERE] A I M Distributors, Inc.

403(b) PLAN                                             [AIM LOGO APPEARS HERE]
ASSET-TRANSFER FORM
To move assets from another 403(b) custodian to AIM.

Use this form only when transferring assets from an existing 403(b) (account # __________) to an AIM 403(b) (account # __________).
If you do not already have an AIM 403(b), you must also submit a 403(b) Application. AIM will arrange the transfer for you.

--------------------------------------------------------------------------------
1.   INVESTOR INFORMATION (please print)

     Name
         -----------------------------------------------------------------------
     Address
            --------------------------------------------------------------------
     City                                     State             Zip
         -----------------------------------        -----------      -----------

     Social Security Number                   Daytime Telephone
                            -----------------                   ----------------
--------------------------------------------------------------------------------
2.   CURRENT CUSTODIAN

     Name of Resigning Trustee                Account Number
                              ---------------                -------------------
     Address of Resigning Trustee
                                 -----------------------------------------------
     City                                     State             Zip
         -----------------------------------        -----------      -----------
     Attention                                Telephone
              ------------------------------           -------------------------
--------------------------------------------------------------------------------
3.   403(b) ACCOUNT INFORMATION

     Please deposit proceeds in my
     [ ] existing    [ ] new*

           EQUITY FUNDS                           $ OR % OF ASSETS                CLASS OF SHARES (CHECK ONE)
     AIM Blue Chip Fund                   $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Capital Development Fund         $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Charter Fund                     $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Global Aggressive Growth Fund    $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Global Growth Fund               $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Constellation Fund               $                                        [ ] Class A
                                                 -------------------------------
     AIM Growth Fund                      $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM International Equity Fund        $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Global Utilities Fund            $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Value Fund                       $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Weingarten Fund                  $                                        [ ] Class A [ ] Class B
                                                 -------------------------------

         FIXED INCOME FUNDS                                                        CLASS OF SHARES (CHECK ONE)

     AIM Balanced Fund                    $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Global Income Fund               $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Intermediate Government Fund     $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM High Yield Fund                  $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Income Fund                      $                                        [ ] Class A [ ] Class B
                                                 -------------------------------
     AIM Limited Maturity Treasury Shares $                                        [ ] Class A
                                                 -------------------------------

         MONEY MARKET FUNDS                                                        CLASS OF SHARES (CHECK ONE)

     AIM Money Market Fund                $                                        [ ] Class A [ ] Class B [ ] Class C
                                                 -------------------------------
          Total                           $
                                                 -------------------------------

     If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where Class C Shares will be purchased.

--------------------------------------------------------------------------------
4.   TRANSFER INSTRUCTIONS

     To Resigning Trustee or Custodian:
     Please liquidate [ ] all or [ ] part of the account(s) listed in Section 2 and transfer the proceeds to my 403(b) account with Boston Safe Deposit and Trust Company.

     [ ] Partial amount to transfer $
                                      -------------------
          [ ] immediately    [ ] at maturity (      /     /     )
                                               ----  ----  ----
     [ ] Please transfer "In Kind" [ ] all [ ] part of the shares of the AIM Fund held in my account to Boston Safe Deposit and Trust Company.
     Percent of shares to transfer     %
                                  -----
--------------------------------------------------------------------------------
5.   AUTHORIZATION AND SIGNATURE

     I have established a 403(b) account with the AIM Funds and have appointed Boston Safe Deposit and Trust Company as the successor Custodian. Please accept this as your authorization and instruction to liquidate or transfer in kind the assets noted above, which your company holds for me.

     Your Signature                                      Date      /    /
                   ------------------------------------        ---- ---- ----
     Note: Your resigning trustee or custodian may require your signature to be guaranteed. Call that institution for requirements.

     Name of Bank or Firm
                         -------------------------------------------------------
     Signature Guaranteed by
                            ----------------------------------------------------
                                                     (Name & Title)
--------------------------------------------------------------------------------
6.   CUSTODIAN ACCEPTANCE

     This is to advise you that Boston Safe Deposit and Trust Company, as custodian, will accept the account identified above for:

     Depositor's Name                                 Account Number
                     -------------------------------                ------------

     This transfer of assets is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets. No federal income tax is to be withheld from this transfer of assets.

     Authorized Signature
                          ---------------------------------------------------
                          (Boston Safe Deposit and Trust Company)

     Mailing Date      /     /
                  ----  ----  ----
--------------------------------------------------------------------------------
7.   INSTRUCTIONS TO RESIGNING TRUSTEE OR CUSTODIAN

     Please attach a copy of this form to the check. Indicate account number on all documents. Return this completed form and completed 403(b) Application to Boston Safe Deposit and Trust Company, c/o A I M Fund Services, Inc., P.O. Box 4399, Houston, TX 77210-4399. Phone: 800-959-4246.

--------------------------------------------------------------------------------
8.   DISTRIBUTION ELECTION INFORMATION

     If this participant is age 70-1/2 or older this year, the resigning Trustee/Custodian must complete this section. Election made by the participant as of the required beginning date:

     1. Method of calculation (check one): [ ] declining years
                                           [ ] recalculation
     2. Life expectancy (check one): [ ] single life payout
                                     [ ] joint life payout*
     3. The amount withheld from this transfer to satisfy this year's required distribution: $
                       -------------------
        Were any previous distributions made to the participant this year?
        [ ] No [ ] Yes $
                        ------------------------------
     The factor used to calculate this required payment was
                                                           ---------------------
     Name of Designated Beneficiary
                                    --------------------------------------------
     Relationship                                     Date of Birth     /    /
                 ------------------------------------              ---  ---  ---
     Signature of Current Custodian/Trustee
                                           -------------------------------------





     [AIM LOGO APPEARS HERE] A I M Distributors, Inc.

403(b) PLAN
EXCHANGE AND CONTRIBUTION CHANGE FORM                   [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------
1.   PARTICIPANT INFORMATION (PLEASE PRINT)

     Employee Name
                  --------------------------------------------------------------
     Social Security Number                        Account Number
                            ----------------------               ---------------
     Employer Name
                  --------------------------------------------------------------
--------------------------------------------------------------------------------
2.   FUND EXCHANGE

     An AIM Fund exchange is the transfer of existing fund assets from one AIM Fund to another AIM Fund. Please consult your investment adviser first. Fund exchanges will not effect how your future 403(b) contributions are invested. You must indicate under the 403(b) Contribution Section any changes with respect to your future contribution.

     From AIM            Fund to AIM          Fund      Shares, or $     or    %
              ----------            ---------     -----             ----    ----
     From AIM            Fund to AIM          Fund      Shares, or $     or    %
              ----------            ---------     -----             ----    ----
--------------------------------------------------------------------------------
3.   403(b) CONTRIBUTIONS

     MARK BELOW THE STATEMENT THAT APPLIES
     [ ] All future contributions are to be invested as previously indicated.
     [ ] All future contributions (indicate % or dollar amount) are to be invested as indicated below.

     INVESTMENT SELECTION
     I wish to change the investment of my future 403(b) contributions to the AIM Funds listed below. This change is to be effective with the first payroll contribution received following receipt of this form.

     A.                                   Fund                       %
       ---------------------------------      -----------------------
     B.                                   Fund                       %
       ---------------------------------      -----------------------
     C.                                   Fund                       %
       ---------------------------------      -----------------------
     D.                                   Fund                       %
       ---------------------------------      -----------------------
                                          Total:       100%

     Signature                                         Date
               ---------------------------------------     ------------------

     Please return the completed form to A I M Fund Services, Inc.,
     Attn: Qualified Plan Services Department, P.O. Box 4399, Houston, TX 77210-4399. Phone: 800-959-4246.

     If you have any questions, please call one of our Client Services Representatives. Please retain a photocopy of this form for your records.




15   A I M Distributors, Inc.

403(b) PLAN
AGREEMENT FOR SALARY DEFERRAL                            [AIM LOGO APPEARS HERE]
Use this form only if your employer does not supply you with its own form. Submit this form to your employer.

     [ ] Original Authorization
     [ ] Amended Authorization

     BY THIS AGREEMENT MADE BETWEEN
                                                                (the "Employee")
     -----------------------------------------------------------
     (Please Print)
     and
                                                                (the "Employer")
     -----------------------------------------------------------
     the parties hereto agree as follows:

     Effective with the paycheck dated ______________________________ , 19_____
     (which date is subsequent to the date of execution of this Agreement), the Employee's basic salary will be deferred by the amount indicated in item
     (1) or (2) below, as designated by the Employee.

     This Agreement shall be legally binding and irrevocable as to each of the parties hereto while employment continues; provided, however, that either party may terminate this Agreement by giving at least 30 days written notice of the date of termination.

     The amount of the Employee's salary deferral cannot exceed the Exclusion Allowance under Section 403(b) of the Internal Revenue Code or the limitations under Section 402(g) and 415 of the Internal Revenue Code.

     The amount of the Employee's salary deferral will be: (select one)
     1. $                    per pay period beginning                          .
         -------------------                         --------------------------
     2.                    % of basic salary beginning                         .
         ------------------                           -------------------------

     It is understood that the amount of such salary deferral will be sent by the Employer directly to A I M Fund Services, Inc., P.O. Box 4399, Houston, Texas 77210-4399. Checks should be made payable to Boston Safe Deposit and Trust Company. If your employer is requesting a billing from AIM, please indicate this on the application.

     Signed this                      day of                           , 19    .
                ----------------------      ---------------------------    ----
     Employee Signature
                       ---------------------------------------------------------

     Signed this                      day of                           , 19    .
                ----------------------      ---------------------------    ----
     Name of Employer
                     -----------------------------------------------------------
     By
       -------------------------------------------------------------------------
                                       (Accepted)
     Title
          ----------------------------------------------------------------------




17   A I M Distributors, Inc.

403(b) PLAN
SALARY-DEFERRAL WORKSHEET                                [AIM LOGO APPEARS HERE]
--------------------------------------------------------------------------------
1.   INSTRUCTIONS

     Under current IRS rules, the maximum amount you may defer from your salary is based upon a formula using a number of factors, including current salary, years of service, type of employer, and plan contributions made on your behalf in past years.
     Simplified, the contribution to your 403(b) plan is the lesser of:

     o    Basic Exclusion Allowance
     o    20% of your gross salary
     o    $9,500

     It is important not to exceed the maximum permitted contribution in any tax year. Excess contributions may be subject to federal taxes unless corrected by April 15 of the tax year following the tax year for which the contribution is made. Excess contributions, not corrected, are also subject to a 6% non-deductible annual excise tax.
        Please note that some employees of certain church organizations and employees of more than one qualified organization are subject to somewhat different limitations. Also, special "catch-up" provisions may permit you to exceed the basic limits. If you think you may qualify for such special treatment, consult your tax adviser for details.
        The worksheet below will help you determine the amount you may defer. However, you may be required to further reduce this amount if your employer is making plan contributions in addition to your deferrals or you are currently making salary-deferral contributions to other retirement plans. You should keep this worksheet for your own records. Do not return it to AIM.

--------------------------------------------------------------------------------
2.   WORKSHEET DEFINITIONS

     Current Salary      $                = Current annual salary (before
                          ---------------   salary-deferral contributions)
     Service Years                        = Years of service with current
                          ---------------   employer (enter whole and fractional
                                            years; however, if less than 1 year,
                                            use "1" year).
     Prior Contributions $                = All contributions (excluding this
                          ---------------   year's salary deferrals) made by
                                            your present employer to a pension
                                            or profit sharing plan, state
                                            teachers retirement plan,403(b)
                                            plan, 457 deferred compensation
                                            plan or SEP-IRA.
     Prior Deferrals     $                = All salary deferrals made to 403(b)
                          ---------------   plans, including tax-sheltered
                                            annuities, 457 plans (relating to
                                            state deferred compensation plans),
                                            SAR-SEP, and 401(k) plans on your
                                            behalf by your present employer in
                                            past years.
     Current Deferrals   $                = Your salary-deferral contributions
                          ---------------   made in the current tax year. This
                                            amount may be zero or the amount
                                            deferred year to date.

--------------------------------------------------------------------------------
3.   BASIC EXCLUSION ALLOWANCE FOR SALARY DEFERRALS:

         a. $                                      x                 x  .1667  = $
             -------------------------------------    ---------------             ------------------------------
                     Current Salary                    Service Years
         b. $                                      + $                         = $
             -------------------------------------    -----------------------     ------------------------------
                    Prior Contributions                Prior Deferrals
         c. $                                      - $                         = $
             -------------------------------------    -----------------------     ------------------------------
                       Total Line a                      Total Line b              Basic Exclusion Allowance
         d. $                                      x .20                       = $
             -------------------------------------                                ------------------------------
                         Current Salary                                            Employer's Contribution Limit
         e. $9,500 -                                                           = $
                     -----------------------------                                ------------------------------
                     Current Year's Salary Deferral                                    Salary Deferral Limit

         f. Your Basic Salary Deferral Limit is the lesser of c, d, or e       = $
                                                                                  ------------------------------

4.   SPECIAL INCREASE IN DOLLAR LIMITATION:

     This option is only available if you have at least 15 years of service with the same qualified employer. This Special Increase in the Dollar Limitation may permit you to exceed the $9,500 salary-deferral limit.


         g. ($5,000 x                          )   - $                         = $
                     --------------------------       ------------------------    -----------------------------
                           Service Years                   Prior Deferrals

         h. Total of Special Increase Dollars(1) used in prior years
              under this option                                                = $
                                                                                  -----------------------------
         i. $15,000 - $                                                        = $
                       ------------------------                                   -----------------------------
                          Amount on Line h

         j. Lesser of lines g or i or $3,000                                   = $
                                                                                  -----------------------------

         k. $9,500 +                                                           = $
                    ---------------------------                                   -----------------------------
                       Amount on Line j                                               Special Deferral Limit

         l. The maximum amount you can defer is the lesser of lines
                 c, d, or k                                                    = $
                                                                                  -----------------------------

--------------------------------------------------------------------------------

5.   "CATCH-UP" OPTIONS

     Employees of a qualified organization(2) may elect to use one of three special "catch-up" options to increase your 403(b) contribution. Each option is irrevocable and once chosen, no other "catch-up" option may be used in future years. However, an individual may choose to use the Basic Exclusion Allowance in any year instead of the "catch-up" option. NOTE: The "catch-up" options calculate the total amount your employer plus you may contribute. Your salary deferral may not exceed $9,500 even if the total "catch-up" amount is greater than $9,500.

     OPTION A-May be elected only in the year in which the participant separates from service.
         m. Amount on line c, recalculated using steps a, b, c based on
            only the last 10 years of service                                  = $
                                                                                  ------------------------------
         n. The option's limit is the lesser of line m or $30,000
             (Your salary-deferral contribution is limited to $9,500.)         = $
                                                                                  ------------------------------
     OPTION B-May be elected in any year of service.

         o. Amount on line c                                                   = $
                                                                                  ------------------------------
         p. $3,200 + $                                                         = $
                      ----------------------                                       ------------------------------
                          Total Line d

         q. Option b overall limit                                             = $      $15,000
                                                                                  ------------------------------
         r.  The maximum contribution under this option is the lesser of line o, p or q
                (Your salary-deferral contribution is limited to $9,500.)      = $
                                                                                  ------------------------------
     OPTION C-May be elected in any year of service.

         s.                             x .20                                  = $
            ---------------------------                                           ------------------------------
                   Current Salary
         t. The maximum contribution under this option is the lesser of line s, or $30,000
             (Your salary-deferral contribution is limited to $9,500.)         = $
                                                                                  ------------------------------


     (1) Special Increase in Dollar Limitation permits you an additional lifetime contribution up to $15,000, not to exceed $3,000 extra in any one year. Step h accounts for previous contributions made under this option.
     (2) A "qualified organization" is an educational organization [described in IRC Section 170(b)(1)(A)(ii)], hospital, home health service agency [described in IRC Section 501(c)(3) and which has been determined by the Secretary of Health, Education, and Welfare to be a home health agency, as defined in Section 1861(o) of the Social Security Act], health and welfare service agency, church or convention or association of churches [described in IRC Section 414(e)] or an organization which is exempt from tax under IRC Section 501 and which is controlled by or associated with a church or a convention or association of churches.
        You should review these calculations with your tax adviser. You may also want to consult the Internal Revenue Service Publication 571 as an additional source of information. The Custodian, its agent or the sponsor of the AIM 403(b) Plan will not provide legal or tax advice, nor calculate your 403(b) plan contributions.



20   [AIM LOGO APPEARS HERE] A I M Distributors, Inc.

403(b)(7) PLAN
CUSTODIAL AGREEMENT

ARTICLE I.  EFFECTIVE DATE

   This AIM 403(b)(7) Custodial Agreement shall become effective on the date on which the Custodian or its agent, A I M Distributors, Inc., receives incorporated AIM 403(b)(7) Application executed by the Employee.

ARTICLE II.  DEFINITIONS

   2.01. ACCOUNT OR FUND(S) means the separate account or accounts established and maintained by the Custodian for an Employee pursuant to this Agreement.
   2.02. AGREEMENT OR AIM 403(b)(7) AGREEMENT means this document and the Application.
   2.03. AIM FUND(S) means any of the mutual funds which are distributed by A I M Distributors, Inc. and are part of The AIM Family of Funds--Registered Trademark--.
   2.04. APPLICATION OR AIM 403(b)(7) APPLICATION means the document(s) which established the Agreement and is (are) executed by the Employer, Employee and Custodian.
   2.05. BENEFICIARY means the person or persons (including entities) designated by the Employee as entitled to receive the Account balance, if any, at the Employee's death. If at the time of the Employee's death, no designated Beneficiary is alive, Beneficiary shall mean the Employee's surviving spouse or, if the Employee does not have a surviving spouse, the Employee's estate.
   2.06. CODE means the Internal Revenue Code of 1986, as amended.
   2.07. CONTRIBUTIONS shall mean Salary Reduction Contributions and/or Employer Contributions.
   2.08. CUSTODIAN means the party who executed the Application as Custodian, and any successor thereto, provide that such successor is either a bank or another person who satisfies the requirements of Code Section 401(f)(2).
   2.09. DESIGNATION OF BENEFICIARY means a form executed and submitted to the Custodian in accordance with the terms of Article IX.
   2.10. DISABILITY means the inability of the Employee to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. The Employee shall not be considered to be suffering from Disability until the Custodian has received certification from the Employer to such effect.
   2.11. DISTRIBUTOR means A I M Distributors, Inc. and any successor thereto.
   2.12. EMPLOYEE means an individual who is employed by the Employer and who has properly executed the Application.
   2.13. EMPLOYER means the employer who is listed on the Application.
   2.14. EMPLOYER CONTRIBUTIONS mean the amount, if any, transmitted by the Employer to the Custodian for addition to the Employee's Account other than Salary Reduction Contributions.
   2.15. SALARY REDUCTION CONTRIBUTION means the amount not included in the Employee's compensation pursuant to a written salary reduction agreement and transmitted by the Employer to the Custodian for addition to the Employee's Account.

ARTICLE III. MAINTENANCE OF A CUSTODIAL ACCOUNT

   3.01. SALARY REDUCTION CONTRIBUTIONS TO THE ACCOUNT. The Employee may make Salary Reduction Contributions to the Account. Any salary reduction agreement between the Employer and the Employee shall be effective only as to amounts earned by the Employee after such agreement becomes effective. Each such agreement shall be legally binding and irrevocable with respect to compensation subsequently earned. A salary reduction agreement may be terminated by written notice received at least 30 days prior to the date of termination. The Employer and Employee shall not enter into more than one salary reduction agreement in any one taxable year of the Employee.
   3.02. TRANSFERS TO AND FROM THE ACCOUNT. All direct or indirect asset transfers to an Account from an existing custodial account described in Code
Section 403(b)(7) or an annuity contract qualified under Code Section 403(b)(1) shall be in cash unless the Custodian otherwise consents. Direct transfers into an account may be accepted to the extent permitted by the Code. The Employee has the right by proper written instruction to cause a transfer of cash or, if agreed to by the Custodian, shares of AIM Fund(s) to another custodial account described in Code Section 403(b)(7), an annuity contract qualified under Code
Section 403(b)(1), an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b).
   3.03. ROLLOVERS TO THE ACCOUNT. The Employee shall be permitted to make rollover contributions to the Account of an amount received by the Employee that is attributable to participation in another annuity or custodial account which meets the requirements of Section 403(b) of the Code. Neither the Custodian nor the Distributor shall have responsibility to ensure that contributions under
3.02 or 3.03 satisfy the applicable provisions of the Code.
   3.04. EMPLOYER CONTRIBUTIONS. In addition to Salary Reduction Contributions, the Employer may make a contribution to the Account on behalf of the Employee in accordance with any retirement plan, fund or program for which the Employee is eligible, subject to the limitations under 3.05.
   3.05. CONTRIBUTION LIMITS.
     (a) Unless the Employee has made a special election as described under
Section 415(c)(4) of the Code, the total amount of annual additions that may be made to the Account on behalf of the Employee for any limitation year shall not exceed the lesser of:
       (i) $30,000 (or, if greater, one-fourth the defined benefit plan dollar limitation in effect under Section 415(b)(1) of the Code for the limitation year); or
       (ii) 25 percent of the Employee's compensation (within the meaning of Section 415(c)(3) of the Code) for the limitation year.
     (b) For purposes of this subsection (a) above, the term "annual additions" shall include contributions to the Account under 3.01 (pertaining to Salary Reduction Contributions) for the limitation year.
     (c) The term "limitation year" shall mean the calendar year, unless the Employee elects to change the limitation year to another twelve-month period by attaching a statement to his or her federal income tax return in accordance with the regulations under Section 415 of the Code. If the Employee is in control of the Employer (within the meaning of Code Section 414(b) or (c), as modified by Code Section 415(h)), the limitation year shall be the same as the limitation year of the Employer under Section 415 of the Code.
     (d) If the Employer or any affiliated employer as described in Section 415(h) of the Code makes contributions on behalf of the Employee to any other annuity contract described in Section 403(b) of the Code, then the contributions to such annuity contract shall be combined with the contributions to the Account for purposes of the limitations of subsection (a) above.
   3.06. LIMITATIONS ON SALARY REDUCTION CONTRIBUTIONS. For any taxable year beginning after December 31, 1986, Salary Reduction Contributions shall not exceed the amount of $9,500, as adjusted in accordance with Code Section 402(g)(4), or such greater amount as may be permitted with respect to the Employee for the taxable year under Code Section 402(g)(8).

ARTICLE IV. INVESTMENT OF CONTRIBUTIONS

   4.01. PURCHASE OF SHARES. As soon as is practical after the Custodian receives a Contribution, it shall invest such Contribution in shares of the designated AIM Fund(s).
   4.02. REPORTS AND VOTING OF SECURITIES. The Custodian shall deliver to the Employee or, if applicable, his other Beneficiary, any notices, prospectuses, financial statements, proxies and proxy solicitation materials received by it with respect to investments made for the Employee's Account.
   4.03. DIVIDEND. All capital gain distributions and dividends received on the shares of the selected AIM Fund(s) shall be automatically reinvested in shares of the Fund consistent with the Employee's investment instruction in effect on the date such dividend or distribution is paid.

ARTICLE V. DISTRIBUTIONS AND WITHDRAWALS

   5.01. INSTRUCTIONS TO CUSTODIAN. The Custodian shall not be responsible for making any distributions until such time as it has been notified in writing by the Employee to begin making distributions. No distribution will be made upon the death of the Employee unless the Custodian has been notified in writing of the Employee's death. The Custodian may require adequate verification of such death. Distributions to the Employee (or, if applicable, his or her Beneficiary) of amounts in the Account shall be made in cash and/or, if the Distributor consents, in kind.
   5.02. EMPLOYEE WITHDRAWALS.
     (a) After Attainment of Age 59-1/2. At any time after the Employee attains age 59-1/2, he or she may withdraw amounts from his or her Account by making written instructions to the Custodian as to the amounts to be so withdrawn.
     (b) Hardship Withdrawals. An Employee who has a financial hardship, as determined by the Employer, and who has made all available withdrawals pursuant to the paragraph above and pursuant to the provisions of any other plans of the Employer and any related entities of which he is a member and who has obtained all available loans pursuant to the provisions of any other plans of the Employer and any related entities of which he or she is a member may withdraw from his Account an amount not to exceed the lesser of the balance of



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his Account or the amount determined by the Employer as being available for withdrawal pursuant to this paragraph. For purposes of this paragraph, financial hardship means the immediate and heavy financial needs of the Employee. A withdrawal based upon financial hardship pursuant to this paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Employee. The determination of the existence of an Employee's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Employer. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of an Employee if the withdrawal is on account of:
       (i) medical expenses described in Section 213(d) of the Code incurred by the Employee, the Employee's spouse or any dependents of the Employee (as defined in Section 152 of the Code);
       (ii) purchase (excluding mortgage payments) of a principal residence of the Employee;
       (iii) payment of tuition for the next semester or quarter of post-secondary education of the Employee, or the Employee's spouse, children or dependents (as defined in Section 152 of the Code);
       (iv) the need to prevent the eviction of the Employee from his principal residence or foreclosure on the mortgage of the Employee's principal residence;
       (v) such other financial needs which the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices and other documents of general applicability; or
       (vi) such other circumstances as the Employer determines, and certifies, as an immediate and heavy financial need of the Employee in accordance with applicable governmental regulations and procedures adopted by the Employer.
   The decision of the Employer shall be final and binding, provided that all Employees similarly situated shall be treated in a uniform and nondiscriminatory manner. The above notwithstanding, (a) withdrawals under this paragraph from an Employee's Account shall be limited to the sum of the Employee's Salary Reduction Contributions to his Account, plus income allocable thereto and credited to the Employee's Account as of December 31,1988, less any previous withdrawals of such amounts. An Employee who makes a withdrawal under this paragraph may not again make Salary Reduction Contributions or employee contributions to the Account or to any other qualified or nonqualified plan of the Employer or any related entity for a period of twelve months following such withdrawal. Further, such Employee may not make Salary Reduction Contributions to the Account or to any other plan maintained by the Employer or any related entity for such Employee's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit set forth in Section 402(g) of the Code for such next taxable year less the amount of such Employee's Salary Reduction Contributions for the taxable year of the withdrawal.All hardship withdrawals shall be made by executing the Financial Hardship Form prescribed by AIM Distributors and completed and signed by the Employer and filing such form with AIM Distributors prior to the proposed date of withdrawal.
   5.03. DISTRIBUTIONS AT SEPARATION FROM SERVICE. Unless the Employee otherwise irrevocably elects in writing within 60 days after the Employee's separation from service with the Employer, and the Custodian consents to such election, distribution of the Account shall be made in a lump sum 90 days after the Employee's separation from service. If the Employee makes such an election, distribution of the Account shall not commence until the date specified in such election unless the Employee earlier dies or becomes disabled as defined in this Agreement.
   If the Employee wishes to make such an irrevocable election, he or she may do so by filing a written notice with the Custodian in a form acceptable to the Custodian. The written notice to the Custodian shall list the date on which distribution shall commence, the period over which distribution shall be made, and amount(s) of each distribution. The Employee may not elect either (a) a date for commencement of distribution which delays the commencement of distribution from the Account beyond April 1 following the calendar year during which the Employee attains age 70-1/2 or (b) a form of distribution which results in the present value (determined at the time distribution commences) of payments to be made to the Employee over the Employee's life expectancy (as determined under Section 1.72-9 of the Treasury Regulations) equaling less than 50% of the present value of the total payments to be made.
   5.04. DISTRIBUTIONS AT THE EMPLOYEE'S DEATH. At the Employee's death, if such Employee has not already specified the form of distribution, the Beneficiary (or each beneficiary if there is more than one) may elect the form of distribution. Such election, which will be irrevocable, must be in writing and provided to the Custodian within 60 calendar days after the Custodian has received notification of the Employee's death. If such an election is not made in the time provided, distribution of the Account shall be made in a lump sum 90 days after the Custodian receives notification of the Employee's death. Any form of distribution must comply with the following requirements:
     (a) Death While Receiving Distributions. If the Employee had already begun to receive distributions from the Account and the Employee's spouse is not the Beneficiary, the Account balance which remains at the time of the Employee's death shall be distributed to the Beneficiary at least as rapidly as under the distribution method being used at the time of the Employee's death.
     (b) Death Prior to Receiving Distributions. If the Employee had not begun to receive distributions at his or her death and the Employee's spouse is not the Beneficiary, the entire Account balance which remains at the time of the Employee's death shall be distributed to the Beneficiary either (i) within five
(5) years, or (ii) in installments over a period not exceeding the life expectancy of the Beneficiary (as determined as of the date of the Employee's death by using the return multiples contained in Section 1.72-9 of the Treasury Regulations), provided that such distributions commence within one year after the date of the Employee's death.
     (c) Spousal Beneficiary. If the Employee's spouse is the Beneficiary, regardless of whether distributions to the Employee have already commenced, this
Section 5.04 shall be applied to the spouse as though the spouse were the Employee and, as though the spouse, as Employee, separated from service with the Employer on the date of the Employee's death.
   5.05. DISTRIBUTION UPON DISABILITY. If the Employee becomes disabled as defined in this Agreement after his or her separation from service with the Employer, he or she shall receive a lump sum distribution of the Account 90 days after the date of such Disability unless, within 60 days after the date of such Disability, the Employee elects another time for commencement and/or form of distribution and the Custodian consents to such election. The Employee may not elect either (a) a date for commencement of distribution which delays the commencement of distribution from the Account beyond the first April 1 following the calendar year during which the Employee attains age 70-1/2 or (b) a form of distribution which results in the present value (determined at the time distribution commences) of payments to be made to the Employee over the Employee's life expectancy (as determined under Section 1.72-9 of the Treasury Regulations) equaling less than 50% of the present value of the total payments to be made.
   5.06. DISTRIBUTION OF EXCESS DEFERRAL. Upon written notice to the Custodian from the Employee, by the first March 1 following the close of the taxable year of the Employee, that "excess deferrals" (as that term is defined in Code
Section 402(g)(2)(A)) have been made with respect to the Account for such taxable year, the Custodian shall distribute to the Employee such "excess deferrals" not later than the first April 15 following the close of such taxable year. The Employer shall have sole responsibilities for determining such an excess deferrals and timely notification to the Custodian.
   5.07. DISTRIBUTION TO INCOMPETENTS. If a distribution is payable to a person known by the Custodian to be a minor or a person under a legal disability, the Custodian may, in its absolute discretion, make all or any part of the distribution to (a) a parent of such person, (b) the guardian, committee or other legal representative, wherever appointed, of such person, including a custodian for such person under a Uniform Gifts to Minors Act or similar act,
(c) any person having the control and custody of such person, or (d) to such person directly.

ARTICLE VI. CUSTODIAN

   6.01. DUTIES. The Custodian shall:
     (a) Receive transmitted Contributions;
     (b) Provide safekeeping for the assets in the Account;
     (c) Collect income;
     (d) Execute orders for purchase, sale or exchange of shares of the AIM Fund(s) and make settlements in accordance with general practice;
     (e) Maintain records of all transactions in the Account;
     (f) Transmit to each Employee, not less frequently than annually, appropriate statements of the amount of the Custodian's compensation, if any, charged to the Account;
     (g) File with the Internal Revenue Service and/or any other government agency such returns, reports, forms and other information as may be prescribed as the responsibility of the Custodian in its capacity as Custodian by the applicable statue and regulations thereunder; and
     (h) Perform all other duties and services consistent with the purposes and intentions of this Agreement.
The Custodian may perform any of its administrative duties through other persons designated by the Custodian from time to time, including persons otherwise unaffiliated with the Custodian.
   6.02. SHARE REDEMPTIONS. If cash funds are required to pay taxes, fees, or other expenses pursuant to Article VI or to make payments to the Employee or his or her Beneficiary pursuant to Article V, the Employee (or Beneficiary, if applicable) shall redeem shares of the AIM Fund(s) held in the Employee's Account.
   6.03. LIMITATIONS ON LIABILITIES AND DUTIES.
     (a) The Custodian shall be fully protected in acting or omitting to take any action in reliance upon any document, order or other direction believed by the Custodian to be genuine and properly given. Conversely, the Custodian shall




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be fully protected in acting or omitting to take any action in reliance on its belief that any document, order or other direction either is not genuine or was not properly given.
     (b) To the extent permitted by law, 30 days after providing to the Employee the statements required under Section 6.01(f), the Custodian shall be released and discharged from all liability to the Employee or any third party as to the matters contained in such statement unless the Employee files written objections with the Custodian within such 30-day period.
     (c) In no event shall the Custodian or Distributor be under a fiduciary duty to the Employee in regard to the selection of investments or be liable for any loss incurred on account of a selected investment.
     (d) The Custodian and Distributor shall have no responsibility with regard to the initial or continued qualification of the Account under Code Section 403(b)(7) or with regard to whether the Account or any Contributions to the Account satisfy any applicable minimum participation, coverage or nondiscrimination requirements under the Code.
     (e) Neither the Custodian nor the Distributor shall be obligated to determine the amount of any Contribution due or to collect any Contribution from the Employee or Employer.
     (f) Neither the Custodian nor the Distributor shall be held responsible for determining the amount, character, or timing of any distribution to the Employee.
     (g) Neither the Custodian nor the Distributor shall have responsibility, and the Employee shall have sole responsibility, with respect to the computation of the Employee's "exclusion allowance" as defined in Code Section 403(b)(2), any applicable limitation(s) on contributions under Code Section 402(g) and Code
Section 415(c), any election available to the Employee under Code Section 415, or any matters relating to any tax consequences with respect to Contributions, Account earnings, Account distributions, transfers or rollovers.
     (h) The Custodian shall not be required to carry out any instructions not given in accordance with this Agreement and neither the Custodian nor the Distributor shall be liable for loss of income, or for appreciation or depreciation in share value that shall result from the Custodian's failure to follow instructions not given in accordance with this Agreement.
     (i) If instructions are received that, in the opinion of the Custodian, are unclear, neither the Custodian nor the Distributor shall be liable for loss of income, or for appreciation or depreciation in share value during the period preceding the Custodian's receipt of written clarification of the instructions.
     (j) The Custodian shall have no responsibility to make any distribution or process any withdrawal by order of the Employee or Beneficiary unless and until the requisite written instructions specify the occasion for such action and the Custodian is furnished with any and all applications, certificates, tax waivers, signature guarantees and other documents (including proof of any legal representative's authority) deemed necessary or advisable by the Custodian.
     (k) The Custodian shall neither assume nor have any duty of inquiry about any matter arising under the Plan.
     (l) Neither the Custodian nor the Distributor shall have any liability to the Employee or Beneficiary for any tax penalty or other damages resulting from any inadvertent failure by the Custodian to make a distribution under this Agreement.
     (m) Neither the Custodian nor the Distributor shall be liable for interest on temporary cash balances, if any, maintained in the Account.
     (n) To the extent permitted by law, the Employee shall always fully indemnify the Custodian and hold it harmless from any and all liability whatsoever which may arise either (i) in connection with this Agreement and matter which it contemplates (except that which arises due to the Custodian's gross negligence or willful misconduct) or (ii) with respect to making or failing to make distribution, other than for failure to make distribution in accordance with instructions therefore which are in full compliance with both
Article IX and this Section 6.03.
     (o) Except as required by law, the Custodian shall not be obligated or expected to commence or to defend a legal action or proceeding in connection with this Agreement, unless the Custodian and the Employer agree that the Custodian will defend a given legal action and the Custodian is fully indemnified for so doing to its satisfaction.
     (p) In no event shall the Employee, Employer, or Distributor have any responsibility or liability for any acts or omissions of the Custodian (or its agents or designees) hereunder.
   6.04. COMPENSATION. In consideration for its services hereunder, the Custodian shall be entitled to receive the applicable fees specified in its then current fee schedule, if any. The Custodian may substitute a revised fee schedule from time to time upon 30 days' written notice to the Employer or Employee. The Custodian shall be entitled to such reasonable additional fees as it may from time to time determine for services required of it and not clearly identified on the fee schedule.
   6.05. RESIGNATION AND REMOVAL. The Custodian may resign at any time by giving at least 30 days' written notice to the Employer or Employee. The Distributor may remove the Custodian hereunder by giving at least 30 days' written notice to the Custodian. In each case, the Distributor shall designate a successor custodian qualified pursuant to Section 2.07 hereof, which successor custodian shall accept such appointment by a writing to be submitted to the Employer or Employee and the Custodian.
   On the effective date of its resignation or removal, the Custodian shall transfer to the designated successor custodian the assets and records (or copies thereof) of the Account provided, however, that the Custodian may retain whatever assets it deems necessary for payment of its fees, costs, expenses, compensation and any other liabilities which constitute a charge on or against the assets of the Account or on or against the Custodian.

ARTICLE VII. FEES, TAXES AND OTHER EXPENSES

   Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect of the Account (including any transfer taxes incurred in connection with the investment and reinvestment of Account assets), expenses, fees and administrative costs incurred by the Custodian in the performance of its duties (including fees for legal services rendered to the Custodian), and the Custodian's compensation as determined under Section 6.04, if any, shall constitute a charge upon the assets of the Account. At the Custodian's option, such fee, tax or expense shall be paid from the Account or directly by the Employee.

ARTICLE VIII. PROTECTION OF EMPLOYEE BENEFITS

   At no time shall any part of the Account be used for purposes other than for the exclusive benefit of the Employee. The Employee's rights to Contributions shall be nonforfeitable at all times after such Contributions are transferred to the Custodian.

ARTICLE IX. BENEFICIARY DESIGNATION

   Each Employee may submit to the Custodian a properly executed written Designation of Beneficiary acceptable to the Custodian who will receive any undistributed assets held in the Account at the time of the Employee's death. Any such Designation of Beneficiary shall not be effective unless it is filed during the Employee's lifetime with the Custodian at the Custodian's home office. Whether or not fully dispositive of the Account, the most recently filed Designation of Beneficiary accepted by the Custodian shall be controlling and all previously filed designations shall be considered superseded and shall have no effect. To the extent that the Account is not fully disposed of at the time of the Employee's death, it shall go to the Employee's surviving spouse, if any; otherwise, to the Employee's estate. If a Beneficiary dies while receiving distributions, the portion of the Account to which the Beneficiary would have been entitled (had he or she survived) shall be paid to the Beneficiary's beneficiary or beneficiaries (or if impossible, to the Beneficiary's estate) in a lump sum within 90 days after the Custodian receives notification of the Beneficiary's death.

ARTICLE X. AMENDMENT

   10.01. BY THE DISTRIBUTOR. The Distributor may amend this Agreement in its entirety or any portion thereof. The Distributor shall provide copies of such amendment to the Employer and/or Employee. Neither this Section nor any other portion of this agreement shall impose on the Distributor an affirmative obligation to amend the Agreement.
   10.02. LIMITATIONS. No amendment shall be made:
     (a) Which would cause or permit any part of the Account to be diverted to purposes other than for the exclusive benefit of the Employee and/or his or her Beneficiary, or cause or permit any portion of such assets to revert to or become the property of the Employer;
     (b) Without the written consent of the Custodian; or
     (c) Which would retroactively deprive any Employee of any benefit to which he or she was entitled under the Agreement, unless such amendment is necessary, in the opinion of counsel, to conform the Agreement to, or satisfy the conditions of, Code Section 403(b), any other law, or any Governmental regulation or ruling, provided that this prohibition shall not be construed to prohibit prospective amendment of the Agreement (including prospective amendment to eliminate a benefit) where such prospective amendment is permitted by law.

ARTICLE XI. TERMINATION

   11.01. AUTOMATIC TERMINATION ON DISTRIBUTION. This Agreement shall terminate when all the assets held in the Account established hereunder have been distributed or otherwise transferred out of the Account.
   11.02. TERMINATION ON DISQUALIFICATION. This Agreement shall terminate if, after notification by the Internal Revenue Service that the Employee's Account does not qualify under Code Section 403(b)(7), the Employer and/or Distributor do not make the amendments necessary to so qualify the Account. On such



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termination of this Agreement, the Custodian shall distribute in cash or in kind, to the Employee or, in the event of the Employee's death, to the Beneficiary, subject to the Custodian's right to reserve funds as provided in
Section 6.05.

ARTICLE XII. LOANS

   12.01. LOAN APPLICATION AND CONDITIONS. The Custodian may make a loan to an Employee from the Employee's Account upon the Custodian's receipt of the Employee's written application in a form acceptable to the Custodian, provided the following conditions are satisfied:
     (i) each loan shall satisfy rules adopted by the Custodian regarding the minimum and maximum loan amounts permitted, which rules may be changed at any time, provided, however, that in no event shall the total of all outstanding loans to any Employee exceed the lesser of $50,000 (reduced by the highest outstanding balance of loans from Account during the one year period ending the day before the day on which such loan is made), or 50% of the balance in the Employee's Account;
     (ii) each loan shall be evidenced by the Employee's execution of a personal demand note on a form supplied or approved by the Custodian, and each note shall specify a reasonable rate of interest as determined by the Custodian and shall require that the loan be repaid by the Employee in approximately equal installments (not less frequently than quarterly) over a specified period of time not exceeding five years;
     (iii) each loan shall be secured by the Employee's Account balance.
   12.02. DEFAULT. If the Employee dies or fails to pay any installment of the loan when due, the unpaid balance of the loan shall become immediately due and payable. The Employee may satisfy the loan by paying the outstanding balance of the loan within such time as may be specified in the note and according to rules adopted by the Custodian. If the loan and interest are not repaid within the time specified, the Custodian shall treat the unpaid balance as a deemed distribution from the Employee's Account, and shall offset the unpaid balance before making any distribution payment otherwise due under this Agreement to the Employee or his Beneficiary.
   If an Employee does not repay any portion of the principal amount of a loan within the required term, the Employee shall continue to be liable for the unpaid balance of the loan including interest owed on principal payments not made.
   12.03. RULES OF ADMINISTRATION. The Custodian shall adopt such rules as from time to time it deems proper under this Article XII (including, but not limited to rules regarding maximum and minimum amounts of loans, and permitted number of loans outstanding) which rules shall be applied on a uniform and non-discriminatory basis. The Custodian reserves the right to charge an administrative fee for processing and maintaining loans.

ARTICLE XIII. MISCELLANEOUS

   13.01. APPLICABLE LAW. To the extent not preempted by Federal law, this Agreement shall be construed and administered in accordance with the laws of the state in which the home office of the Custodian is located. No provision of this Agreement shall be construed to conflict with any provision of an Internal Revenue Service regulation, ruling or order affecting the status of this Agreement under Code Section 403(b)(7).
   13.02. EMPLOYER'S SIGNATURE. If the Employer does not sign the Application and is not required to do so under the Code and the regulations thereunder, the Employee, to the extent allowed by law, assumes all obligations and responsibilities of the Employer under this Agreement.
   13.03. CHANGE OF ADDRESS. The Employer or if permitted by the Custodian, the Employee, shall notify the Custodian in writing of any change of address within 30 days of such change.
   13.04. NOTICE. Any notice from the Custodian to the Employee pursuant to this Agreement shall be effective when sent by U.S. Mail to the address of record of the Employer or Employee. Any notice to the Custodian pursuant to this Agreement shall be by first class mail addressed to its home of office.
   13.05. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors in interest of the parties hereto.
   13.06. CONSTRUCTION. It is intended that this Agreement, together with the other documents that compose the 403(b)(7) arrangement pursuant to which the Employee's funds are invested under this Agreement, qualify as a custodial account under Code Section 403(b)(7). This Agreement shall be construed and limited by applicable laws, and the powers and discretions conferred hereunder shall be exercised in a manner consistent with that purpose. Subject to the foregoing provisions of this Section 12.06, in the event of any conflict between these Articles I through XII and the documents incorporated in this Agreement by reference, the provisions of these Articles I through Xll shall prevail.
   13.07. SEPARABILITY. If any provision of this Agreement shall be held invalid or illegal for any reason, such determination shall not affect any remaining provisions of this Agreement, but this Agreement shall be construed and enforced as if such invalid or illegal provision had never been included in this Agreement.
   13.08. STATUTORY REQUIREMENTS. In the event any applicable state or local law, regulating or rule conflicts with and/or supplements the terms of this Agreement, such law, regulation or rule shall be deemed to supersede and/or supplement the terms of this Agreement, provided that the Distributor and the Custodian receive written notice of such law, regulation or rule.
   13.09. RETIREMENT PLAN PROVISIONS SHALL CONTROL. In the event Contributions are being made to the Account pursuant to any retirement plan or program sponsored by the Employer, to the extent any provisions of this Agreement are inconsistent with such retirement plan or program, the provisions of the Employer's retirement plan or program shall control, provided:
     (a) such provisions are not contrary to the rules and regulations under
Section 403(b)(7) of the Code; and
     (b) such provisions do not impose any additional responsibilities or duties on the Custodian without its prior written consent. The Employer shall be responsible for delivering the most recent copy of any such retirement plan or program to the Custodian.
   13.10. ERISA REQUIREMENTS. If the Agreement is determined to constitute part of an "employee benefit plan" established or maintained by the Employer within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, then the Employer shall have sole responsibility and be solely responsible for ensuring that such employee benefit plan complies at all times within such law, including, but not limited to, any reporting and disclosure requirement thereunder.
   13.11. PLAN ADMINISTRATION. Absent a separate written agreement to the contrary, neither the Custodian nor the Distributor shall be considered the plan administrator for any purpose under the Code or the Employee Retirement Income Security Act of 1974, as amended.

AIM 403(b) PLAN
LOAN PROVISION TERMS AND CONDITIONS
Please retain for your records

AMOUNT
o    The maximum loan amount is the lesser of:
     50% of your AIM 403 (b) Plan Employee account balance or $50,000 (reduced by the highest outstanding loan balance in past 12 months).
o    The minimum loan amount is $1,000.
o    Each account may have no more than one outstanding loan at any time.
o Contact our Customer Service department at 1 (800) 949-4246 ext. 5222 for details.
o    Loans are not available for AIM B Shares

LOAN DURATION
The maximum loan duration is five years. The AIM 403(b) Plan does not provide an extended loan term for the purchase of a principal residence.(1)

RATE OF INTEREST
The interest rate shall be based on the prime rate plus one point as quoted in The Wall Street Journal on the first business day of the month in which the loan is granted.

AUTOMATIC REPAYMENT METHOD
If you choose this method, loan payments will be deducted directly from your checking account on or about the twenty-fifth (25th) of each month, starting on the second month following the issuance of the loan check. Repayments (principal and interest) are applied to the particular fund from which the loan was granted or the fund currently selected to receive repayments. IF A LOAN IS FROM MORE THAN ONE FUND, THE LOAN REPAYMENTS MUST BE MADE TO ONE PREDESIGNATED AIM FUND ONLY. (Repayments will not be accepted through payroll deductions.)

COUPON REPAYMENT METHOD
If this method is chosen, A I M Fund Services, Inc. (with its affiliates, referred to in this agreement as "AIM") will provide you with a repayment coupon booklet that specifies your monthly payment schedule for the duration of the loan. You will be responsible for mailing your loan repayments and the coupon stub directly to AIM. Payments must be received by the 25th of each month, starting on the second month following the issuance of the loan check.

                                                                     (continued)

                                                         [AIM LOGO APPEARS HERE]

AIM 403(b) PLAN
LOAN PROVISION TERMS AND CONDITIONS
Please retain for your records

LOAN APPLICATION FEE
If you choose the Automatic Repayment Method, there is a $50 application fee. If you choose the Coupon Repayment Method, the application fee is $100. The application fees are non-refundable and must be paid by check (made payable to A I M Fund Services, Inc.). The application fee must accompany the loan application to initiate the loan process.

ANNUAL FEES
For the Automatic Repayment Method the annual fee is $25. The annual fee for Coupon Repayment Method is $50. The annual fee is deducted directly from your AIM 403(b) Plan account in early December and cannot be paid with a separate check.

LOAN PROCESS
Participants wishing to exercise the AIM 403(b) Plan loan provision are required to complete and sign the Loan Application, Promissory Note and Security Agreement, Automatic Repayment Method Authorization Form (if applicable), and Truth in Lending Disclosure Statement. When all documents are received in good order, a check for the requested loan amount will be mailed to your address of record within 10 business days.

REPAYMENT PROCEDURE
All loans must be repaid in monthly installments and within the lesser of five years or by the time required distributions must begin at age 70 1/2 or before all of the assets are transferred out of the account.

DEFAULT PROCEDURES
A default shall occur upon AIM's failure to receive two consecutive monthly installments when due. In the event of default, AIM shall serve the Participant with a written notice of default. Within fifteen (15) days of the date of such notice, the Participant shall tender to AIM all outstanding principal and interest payments due as of the date of the notice of default. If the Participant fails to remit such amount, AIM may deem the outstanding principal balance to be a distribution of the Participant's account and will generate a Form 1099R in the amount of the deemed distribution at the end of the year.

PREPAYMENT
Loans may be prepaid at any time. There is no prepayment penalty. Please contact a Qualified Plans Representative at 1-800-949-4246 ext. 5222 for your pay-off amount.

SECURITY
As security for the payment of this note, the Participant hereby grants to AIM a security interest in the Participant's account balance in the account.

IMPORTANT
AIM assumes no responsibility for current or future tax consequences resulting from this transaction. Participants should consult their tax advisers for information concerning their particular situations. Participants assume responsibility for all tax consequences if monthly payments are not made on a timely basis.

[AIM LOGO APPEARS HERE]

AIM 403(b) PLAN
LOAN APPLICATION

Please complete this loan application and send it with your application fee to the address below. Once received, AIM will return the necessary documentation to begin the loan process. Please allow 3-4 weeks for AIM to secure the necessary documentation and to complete the loan process.

I hereby submit to AIM this application to borrow funds from my AIM 403(b) Plan account.

Date of Application                           AIM Account No.
                   ------------------------                  -------------------
Social Security Number                        Date of Birth
                      ---------------------                ---------------------
Name
    ----------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
City                                          State               Zip
    ---------------------------------------        -------------     -----------
Phone: Home (   )                             Work (   )
                 --------------------------             ------------------------

Please write in the name of each AIM fund from which the loan will be withdrawn:

AIM                                           Fund        $
   -------------------------------------------             ---------------------
AIM                                           Fund        $
   -------------------------------------------             ---------------------
AIM                                           Fund        $
   -------------------------------------------             ---------------------
AIM                                           Fund        $
   -------------------------------------------             ---------------------
                   Total MUST equal amount of loan        $
                                                           ---------------------

REPAYMENTS: My loan repayments are to be made to the AIM _______________ Fund.
                                                         (ONE fund only)

All provisions of the AIM 403(b) Plan Custodial Agreement, as amended from time to time, are incorporated herein by reference. Applicant assumes responsibility for all tax consequences. AIM assumes no responsibility for current or future tax consequences resulting from this transaction. We suggest that you consult your tax adviser for information concerning your particular situation.

X
 --------------------------------------       ----------------------------------
 Applicant's Signature                        Date

IMPORTANT: A check made payable to A I M FUND SERVICES, INC. for your non-refundable application fee must accompany this application to initiate the loan process.

My loan repayment method is:   [ ] Automatic Repayment ($50 application fee) or
                               [ ] Coupon Repayment ($100 application fee)

A I M Fund Services, Inc., Attn: 403(b) Loan Applications, P.O. Box 4399, Houston, TX 77210-4399

                                                         [AIM LOGO APPEARS HERE]

AIM 403(b) PLAN
AUTOMATIC REPAYMENT METHOD AUTHORIZATION

The Automatic Repayment Method enables you to make monthly loan repayments via bank drafts from your checking account. The bank drafts are an electronic transfer of funds from your bank to AIM's bank through the National Automated Clearing House Association (NACHA). Please verify whether your bank participates in the National Automated Clearing House Association (NACHA) before submitting this authorization. (If it does not, you must repay your loan by monthly check and the loan application fee is $100.) As soon as your bank has accepted your authorization, and only if your bank is a member of the National Automated Clearing House Association (NACHA), the amount of each payment will be electronically deducted from your checking account on, or about, the twenty-fifth (25th) of each month, starting the second month following the issuance of the loan check. The bank will process the Electronic Fund Transfer and a debit entry will appear on your checking account statement.

Please complete this form to authorize AIM to have your loan repayments deducted from your personal checking account. Attach a voided personal check in the space provided below.

Make each of my pre-authorized loan payments for $___________ (amount of monthly loan repayment), and invest into the:

                         AIM ____________________ Fund.

ATTACH YOUR VOIDED CHECK HERE.

    ------------------------------------------------------------------------
        John Doe                                                      000
        123 Main St.
        Anywhere, USA 12345

        ______________________________________     $_____________________

        _________________________________________________________________

        ___________________________           ___________________________

    ------------------------------------------------------------------------

Name of Bank
            ----------------------------------------------------------------
Address of Bank                                 Bank Phone #
               -------------------------------              --------------------
Bank Account #                                  ABA Routing #
               -------------------------------               -------------------

Please honor drafts on my account by A I M Fund Services, Inc. ("AIM"). Your authority to so do shall continue until you receive further notice from me revoking this authority. You may terminate your participation in this arrangement by written notice either to AIM or me. I agree that your rights with respect to each draft shall be the same as if it were drawn by me. I further agree that should any draft be dishonored, with or without cause, intentionally or inadvertently, you shall be under no liability whatsoever.

----------------------------------------   -------------------------------------------------
Depositor's Name (please print)            Signature (exactly as it appears on bank records)

                                           -------------------------------------------------
                                           Date

Please complete and return to:
A I M Fund Services, Inc., P.O. Box 4399, Houston, TX 77210-4399
Phone 800-949-4246 ext. 5242

[AIM LOGO APPEARS HERE]